UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Athenex, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan (the “Amended Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 3,500,000 shares.

A detailed summary of the material features of the Amended Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2020 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the Amended Plan, which is filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The proposals set forth below, each as further described in the Proxy Statement, were submitted to the Company’s stockholders at the Annual Meeting. The number of shares of common stock entitled to vote at the Annual Meeting was 81,648,843. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 57,685,190. The voting results for the proposals are as follows:

1.

The Company’s stockholders elected three Class III directors to serve for a term of three years expiring in 2023 and until their successors are elected and qualified or, if sooner, until their earlier death, resignation or removal. The number of shares that voted for the election of each director and withheld authority to vote for each director is summarized in the table below:

DIRECTOR NOMINEE	FOR	WITHHELD
Johnson Y.N. Lau, M.D.	45,261,669	2,133,878
Jordan Kanfer	45,181,188	2,214,359
John Tiong Lu Koh	37,036,894	10,358,653

There were 10,289,643 broker non-votes with respect to the election of each director. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2.

The Company’s stockholders approved, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the Proxy Statement. The number of shares that voted for, against, and abstained from voting for this proposal as well as the number of broker non-votes is summarized in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,302,949	1,033,732	58,865	10,289,644

3.	The Company’s stockholders voted, on an advisory basis, that future advisory votes on the compensation of our named executive officers be held every year by the votes set forth below:

EVERY YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTES
47,261,383	48,604	54,011	31,549	10,289,644

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the Proxy Statement, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes, which is expected to be held at the Company’s 2026 annual meeting of stockholders.

4.

The Company’s stockholders voted to approve the Amended Plan. The number of shares that voted for, against, and abstained from voting for this proposal as well as the number of broker non-votes is summarized in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
45,553,375	1,782,304	59,867	10,289,644

5.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

FOR	AGAINST	ABSTAIN
57,645,956	13,855	23,379

There were no broker non-votes with respect to the ratification of the appointment of Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: June 10, 2020	/s/ Randoll Sze
	Name:	Randoll Sze
	Title:	Chief Financial Officer

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